Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-66262

                       GABELLI GLOBAL SERIES FUNDS, INC.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                                  (THE "FUNDS")

                       SUPPLEMENT DATED DECEMBER 23, 2004
                      TO THE PROSPECTUSES DATED MAY 1, 2004

THE FOLLOWING INFORMATION SETS FORTH CERTAIN CHANGES TO THE "REDEMPTION OF SHARES" SECTION OF THE FUNDS' PROSPECTUSES DATED MAY 1, 2004.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.


The Funds impose a 2.00% redemption fee (short-term trading fee) on Class AAA, Class A, Class B and Class C shares that are redeemed or exchanged within 60 days after the date of a purchase. Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to a Fund's exchange privilege. The redemption fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Additionally, the redemption fee will not apply to redemptions of shares where (i) the shares are purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) shares are purchased through programs that collect the redemption fee at the program level and remit them to a Fund, or (iv) shares are purchased through programs that the Adviser determines have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures will be in place prior to January 1, 2005. In addition, recordkeepers for retirement plan participants who cannot implement redemption fees because of systems limitations and who can provide verification to that effect, may be permitted to delay, temporarily, the implementation of redemption fees. However, all such recordkeepers must apply to the Adviser for an extension by December 31, 2004 and are expected to implement the redemption fees by March 31, 2005.



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Any shareholder  purchasing  shares of the Funds through an intermediary  should check with the intermediary or the Funds to determine whether the shares will be subject to the redemption fee.

The Funds reserve the right to refuse any purchase request or exchange order.